Exhibit 99.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AND

AMENDMENT NO. 1 TO SECURITY AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO SECURITY AGREEMENT, dated as of April 11, 2014, by and among R.R. Donnelley & Sons Company, a Delaware corporation (the “Company”), certain of the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the “Required Lenders”), and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders under the Credit Agreement and as L/C Issuer (the “L/C Issuer”).

PRELIMINARY STATEMENTS

(1) The Company, certain subsidiaries of the Company (the “Guarantors”), the lenders party thereto and the Administrative Agent and L/C Issuer are parties to the Credit Agreement, dated as of October 15, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). The Company, the Guarantors and the Administrative Agent are parties to the Security Agreement, dated as of October 15, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Security Agreement”). Capitalized terms used in this Amendment and not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement or the Security Agreement, as applicable.

(2) The Company desires to amend certain provisions of the Credit Agreement and the Security Agreement as set forth in this Amendment.

(3) The Required Lenders and the L/C Issuer are, on the terms and subject to the conditions stated below, willing to grant the request of the Company, and the Company, the Guarantors, the Required Lenders and the L/C Issuer have agreed to amend the Credit Agreement as hereinafter set forth.

(4) The Administrative Agent is, on the term and subject to the conditions stated below, willing to grant the request of the Company, and the Company and the Administrative Agent have agreed to amend the Security Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 hereof, hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by adding the following definition:

“Amendment No. 1 Closing Date” means April 11, 2014.

(b) The definition of “Consolidated Debt” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “total Debt” therein with the words “total debt”.

(c) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its entirety and inserting the following new clause (d) as follows: “(d) cash restructuring payments (without duplication of any Pro Forma Basis adjustments) in excess of the lesser of either (i) 7.5% of Consolidated Unadjusted EBITDA for any measurement period or (ii) $300,000,000 in the aggregate from the Amendment No. 1 Closing Date until the Maturity Date.”

(d) The definition of “L/C Issuer” in Section 1.01 of the Credit Agreement is hereby amended by replacing it with the following: “L/C Issuer” means, with respect to a particular Letter of Credit, (a) Bank of America, (b) JPMorgan Chase Bank, N.A., (c) TD Bank, N.A., solely with respect to any Letter of Credit issued by TD Bank, N.A. listed on Schedule 2.03 and any other Letter of Credit it elects to issue in its sole discretion, each in clause (a) through (c) in its capacity as an issuer of Letters of Credit hereunder, or (d) such other Lender selected by the Borrower (upon notice to the Administrative Agent) from time to time to issue such Letter of Credit (provided that no Lender shall be required to become an L/C Issuer pursuant to this subclause (d) without such Lender’s consent), or any successor issuer of Letters of Credit hereunder. It is understood and agreed that any L/C Issuer appointed under clause (d) may be appointed to issue only certain letters of credit or even one specific letter of credit.”.

(e) The definition of “Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement is hereby amended by replacing “$125,000,000” with “$150,000,000”.

(f) The definition of “Pro Forma Basis” in Section 1.01 of the Credit Agreement is hereby amended by replacing “5%” with “10%”.

(g) The last sentence of Section 2.03(a)(i) of the Credit Agreement (The Letter of Credit Commitment) is hereby amended by replacing “Closing Date” with “Amendment No. 1 Closing Date”.

(h) Schedule 2.03 is hereby deleted in its entirety and replaced with Schedule 2.03 attached hereto.

(i) Section 7.02 of the Credit Agreement (Reporting Requirements) is hereby amended by deleting clause (f) thereof in its entirety and inserting the following new clause (f) as follows: “(f) within 60 days after the Company completes its annual renewal of its insurance, a certificate of insurance of the Company’s primary insurance company or insurance broker(s) summarizing the general liability and property insurance coverage (specifying type, amount and carrier) in effect for the Borrower and the Loan Parties, in form and detail reasonably satisfactory to the Administrative Agent;”.

(j) Section 7.08 of the Credit Agreement (Additional Collateral; Additional Guarantors) is hereby amended by deleting clause (b) thereof in its entirety and inserting the following new clause (b) as follows: “(b) With respect to any Person that is or becomes a Domestic Subsidiary (other than (1) a Domestic Subsidiary of a Foreign Subsidiary that is a CFC or (2) a Domestic Subsidiary that is a disregarded entity that owns no material assets other than Equity Interests in one or more Foreign Subsidiaries that are CFCs) that is a Material Subsidiary after the Closing Date (i) promptly (and in any event within 90 days after such Person becomes a Material Subsidiary, or such longer period as may be agreed to by the Administrative Agent in its sole discretion) deliver to the Administrative Agent the certificates, if any, representing all of the Equity Interests of such Domestic Subsidiary, together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of the holder(s) of such Equity Interests, and all intercompany notes owing from such Domestic Subsidiary to any Loan Party together with instruments of transfer executed and delivered in blank by a duly authorized officer of such Loan Party and (ii) cause such new Domestic Subsidiary, promptly (and in any event within 90 days after such Person becomes a Material Subsidiary, or such longer period as may be agreed to by the Administrative Agent in its sole discretion) (A) to execute a Joinder Agreement or such comparable documentation to become a Guarantor and a joinder agreement to the Security Agreement, substantially in the form annexed thereto and (B) to take all actions necessary or advisable in the opinion of the Administrative Agent to cause the Lien created by the Security Agreement to be duly perfected to the extent required by such agreement in accordance with all applicable requirements of law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent.

(k) Section 8.01 of the Credit Agreement (Debt) is hereby amended by deleting clause (b) thereof in its entirety and inserting the following new clause (b) as follows: “(b) Debt issued and outstanding or available under existing lines of credit or other facilities on the Amendment No. 1 Closing Date so long as such Debt is listed on Schedule 8.01(b) hereto, and any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part thereof that meets the definition of Permitted Refinancing (it being understood that if the amount of any Debt is increased in connection with any extension, renewal or replacement, the amount permitted as a Permitted Refinancing shall be permitted under this clause (b) and the amount above the amount permitted as a Permitted Refinancing shall be permitted if permitted under another clause of this Section 8.01);”.

(l) Schedule 8.01(b) is hereby deleted in its entirety and replaced with Schedule 8.01(b) attached hereto.

(m) Section 8.02 of the Credit Agreement (Investments) is hereby amended by

(i) deleting clause (b)(i) in its entirety and inserting the following new clause (b)(i): “(b)(i) Investments by the Company and its Subsidiaries outstanding on the Amendment No. 1 Closing Date and listed on Schedule 8.02 hereto and any modification or replacement thereof not involving an increase in the aggregate amount of such Investments as of the Amendment No. 1 Closing Date (it being understood that if the amount of any Investment is increased in connection with any modification or replacement, the amount outstanding on the Amendment No. 1 Closing Date shall be permitted under this clause (b)(i) and the increased amount shall be permitted if permitted under another clause or sub-clause of this Section 8.02),”

(ii) in clause (f), replacing “$250,000,000” with “$300,000,000”,

(iii) deleting clause (g) thereof in its entirety and inserting the following new clause (g) as follows: “(g) other Investments so long as the Borrower shall have, at the time any such Investment is made, on a Pro Forma Basis after giving effect to such Investment and the use of proceeds thereof, a Leverage Ratio of 3.00 to 1.00 or less (it being understood that after an Investment is made in compliance with this clause (g), such Investment may be held without regard to whether the Leverage Ratio may be greater or less than 3.00 to 1.00 thereafter); and”.

(n) Schedule 8.02 is hereby deleted in its entirety and replaced with Schedule 8.02 attached hereto.

(o) Clause (iii) of Section 8.03 of the Credit Agreement (Restricted Payments) is hereby amended by replacing “$200,000,000” with “$225,000,000” in both places.

(p) Section 8.05 of the Credit Agreement (Financial Ratios) is hereby amended by deleting clause (b) thereof in its entirety and inserting the following new clause (b) as follows: “(b) Leverage Ratio. The Company shall not permit the Leverage Ratio as of the last day of each fiscal quarter of the Company to be greater than 3.75 to 1.00.”

(q) Section 8.10(a)(iii) of the Credit Agreement (Dispositions) is hereby amended by replacing the words “during the term of this Agreement” with the words “from the Amendment No. 1 Closing Date until the Maturity Date”.

SECTION 2. Amendments to Security Agreement. The Security Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 hereof, hereby amended as follows:

(a) The definition of “Excluded Property” in Section 1.1 of the Security Agreement is hereby amended by deleting clause (f) thereof in its entirety and inserting the following new clause (f) as follows: “(f) any Equity Interests of a Domestic Subsidiary to the extent that (i) such Equity Interests are owned directly or indirectly by a Foreign Subsidiary that is a CFC or (ii) such Domestic Subsidiary is a disregarded entity that owns no material assets other than Equity Interests in one or more Foreign Subsidiaries that are CFCs;”.

SECTION 3. Conditions to Effectiveness. This Amendment is subject to the provisions of Section 11.01 of the Credit Agreement and Section 10.5 of the Security Agreement, as applicable, and shall become effective as of the date first above written (the “Amendment Effective Date”), upon, and only upon, the satisfaction of each of the following conditions precedent in a manner reasonably satisfactory to the Administrative Agent:

(a) Amendment. On or before the Amendment Effective Date, the Administrative Agent shall have received counterparts of this Amendment executed by the Company, the Guarantors, the Required Lenders and the L/C Issuer.

(b) Representations and Warranties. Each of the representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, unless such representation or warranty is made as of an earlier specified date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(c) No Default or Event of Default shall exist or have occurred and be continuing.

(d) Fees and Expenses. The Agent shall have received (x) from the Borrower, in immediately available funds, a non-refundable fee for the account of each Lender that has delivered an executed signature page hereto prior to noon (New York City time) on April 11, 2014, equal to 0.05% of the principal amount of Commitments, as applicable, held by such Lender on such date, such consent fee to be payable on the Amendment Effective Date, and (y) all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for the Administrative Agent), on or before the Amendment Effective Date.

SECTION 4. Representations and Warranties of the Company. The Company represents and warrants as follows:

(a) The Company is a corporation duly formed, validly existing and in good standing under the laws of its jurisdiction of formation.

(b) No Default or Event of Default exists or has occurred and is continuing as of the Amendment Effective Date.

(c) This Amendment has been duly authorized, executed and delivered by the Company and is in full force and effect as of the date hereof, and the agreements and obligations of the Company contained herein constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(d) The execution, delivery and performance of this Amendment by the Company do not violate any law currently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Material Adverse Effect) or any provision of any of the Company’s charter or by-laws.

(e) All of the representations and warranties of the Company set forth in the Credit Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such earlier date.

SECTION 5. Reference to and Effect on the Credit Agreement, the Security Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) On and after the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Security Agreement, and each reference in each of the other Loan Documents to “the Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Amendment.

(c) The Credit Agreement, the Security Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Reaffirmation. By executing and delivering a copy hereof, each Loan Party hereby consents to this Amendment and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment, such guarantees, pledges and grants of security interests, and the terms of each of the Collateral Documents to which it is a party, shall continue to be in full force and effect, including to secure the Secured Obligations. For the avoidance of doubt, on and after the Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

R.R. DONNELLEY & SONS COMPANY,
a Delaware corporation

By:	/s/ Janet M. Halpin
	Name:	Jane M. Halpin
	Title:	Treasurer

Acknowledged and agreed:

BANTA CORPORATION

OFFICETIGER HOLDINGS INC.

RR DONNELLEY FINANCIAL, INC.

R. R. DONNELLEY RECEIVABLES, INC.

RRD DUTCH HOLDCO, INC.

RRD SECAUCUS FINANCIAL, INC.

VON HOFFMANN LLC

VON HOFFMANN HOLDINGS LLC

OFFICETIGER GLOBAL REAL ESTATE SERVICES INC.

LIBRE DIGITAL, INC.

HELIUM, INC.

By:	/s/ Janet M. Halpin
	Name:	Janet M. Halpin
	Title:	Treasurer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Alan Tapley
	Name:	Alan Tapley
	Title:	Vice President

BANK OF AMERICA, N.A.,
as an L/C Issuer and as a Lender

By:	/s/ Lisa Reiter
	Name:	Lisa Reiter
	Title:	Director

JPMORGAN CHASE BANK, N.A.,
as an L/C Issuer and as a Lender

By:	/s/ Gene Riego de Dios
	Name:	Gene Riego de Dios
	Title:	Vice President

TD BANK, N.A.,
as an L/C Issuer and as a Lender

By:	/s/ David Perlman
	Name:	David Perlman
	Title:	Senior Vice President

The undersigned hereby consent to the Amendment:

Associated Bank

By:	/s/ J. Eric Bergren
	Name:	J. Eric Bergren
	Title:	Senior Vice President

The undersigned hereby consent to the Amendment:

Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Mark Maloney
	Name:	Mark Maloney
	Title:	Authorized Signatory

The undersigned hereby consent to the Amendment:

Citibank, N.A.

By:	/s/ Paul Burroughs
	Name:	Paul Burroughs
	Title:	Vice President

The undersigned hereby consent to the Amendment:

Comerica Bank

By:	/s/ Heather Whiting
	Name:	Heather Whiting
	Title:	Vice President

The undersigned hereby consent to the Amendment:

Fifth Third Bank

By:	/s/ Daniel J. Clarke, Jr.
	Name:	Daniel J. Clarke, Jr.
	Title:	Managing Director

The undersigned hereby consent to the Amendment:

ING Bank N.V.

By:	/s/ R.P. Boon
	Name:	R.P. Boone
	Title:	Director

By:	/s/ Diedrik Sluijs
	Name:	Diedrik Sluijs
	Title:	Director

The undersigned hereby consent to the Amendment:

The Governor and Company of the Bank of Ireland

By:	/s/ Padraig Rushe
	Name:	Padraig Rushe
	Title:	Director

By:	/s/ Cora Phelan
	Name:	Cora Phelan
	Title:	Manager

The undersigned hereby consent to the Amendment:

Morgan Stanley Bank, N.A.

By:	/s/ Scott Jensen
	Name:	Scott Jensen
	Title:	Authorized Signatory

The undersigned hereby consent to the Amendment:

The Northern Trust Company

By:	/s/ Thomas P. McGrath
	Name:	Thomas P. McGrath
	Title:	Officer

The undersigned hereby consent to the Amendment:

PNC Bank, National Association

By:	/s/ Patrick Flaherty
	Name:	Patrick Flaherty
	Title:	Vice President

The undersigned hereby consent to the Amendment:

U.S. Bank National Association

By:	/s/ Navneet Khanna
	Name:	Navneet Khanna
	Title:	Vice President

The undersigned hereby consent to the Amendment:

Wells Fargo Bank, N.A.

By:	/s/ Charles W. Reed
	Name:	Charles W. Reed
	Title:	Managing Director